EX1A-3 HLDRS RTS.1

Number C-	* * Shares

Common Stock

THIS CERTIFIES THAT *                 * is the record holder of *          * shares of Common Stock of

Ei.Ventures, Inc.

a Delaware corporation

transferable only on the records of the corporation upon surrender of this certificate, properly endorsed or assigned.

This certificate and the shares it represents are subject to the provisions of the Certificate of Incorporation and the Bylaws of the corporation, and any amendments thereto, as well as the restrictive legends on the back of this certificate.  Upon request, stockholders may obtain free of charge from the corporation’s principal office a statement describing the preferences, limitations and relative rights granted to or imposed upon each class or series of shares or upon the holders of such shares.

The corporation has caused this certificate to be signed by its duly authorized officers on                  ,     .

David Nikzad, President	Jason Hobson, Secretary

FOR VALUE RECEIVED, I HEREBY SELL, ASSIGN AND TRANSFER            SHARES REPRESENTED BY THIS CERTIFICATE TO                        AND HEREBY IRREVOCABLY APPOINT                              AS ATTORNEY TO TRANSFER THESE SHARES ON THE SHARE REGISTER OF THE CORPORATION.

DATED

(Stockholder)

(Witness)                                                                                                                                           (Stockholder)

NOTICE:  THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND EXACTLY WITH THE NAME AS WRITTEN ON THE FACE OF THIS CERTIFICATE.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY AND/OR ITS ASSIGNEE(S), AS PROVIDED IN THE BYLAWS OF THE COMPANY.